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                   	SECURITIES AND EXCHANGE COMMISSION

                         	Washington, D.C. 20549

                  	-------------------------------------

                                	FORM 8-K

                             	CURRENT REPORT

                  	Pursuant to Section 13 or 15(d) of the
                     	Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): January 29, 1997

                            	TCSI Corporation
         	(Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California              94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On January 29, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                              	SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: January 29, 1997

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                            	INDEX TO EXHIBITS

28.  Press Release, dated January 29, 1997


     	TCSI's SolutionCore Licensed By Anritsu One Of Japan's
     	Largest Equipment Manufacturers

     	Telecom Software Supplier Continues To Broaden Its Pacific Rim Customer
      Base

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For additional information contact:
TCSI Corporation
	Investor Inquiries:
		Leigh Salvo - (510) 749-8653
	Press Inquiries:
		Susan Trainer - (510) 837-5503

ALAMEDA, California - January 29, 1997 - TCSI Corporation (Nasdaq: TCSI), a global provider of software to the telecom industry, announced today that it has been awarded a contract by Anritsu Corporation, one of Japan's largest telecom measuring equipment manufacturers. Under the terms of the contract, TCSI will develop the software for a test and measurement system that will enable Anritsu to monitor telecom equipment used in large networks from a range of suppliers. The system will be integrated in a TMN-based network management system based on SolutionCore, TCSI's primary software product. Anritsu will deploy this network management system for one of the largest telecom carriers in Japan, complementing their entire range of installed measurement equipment. This contract, the third new agreement TCSI has signed with a Pacific Rim company in the past twelve months, calls for development to begin immediately.

Anritsu measurement systems have been used in the research, development, manufacturing, and maintenance operations of worldwide telecom operators. Anritsu's product range is wide, providing support technologies for today's networks including measuring instruments for digital communications, optical communications, wireless communications, and microwave measuring instruments. TCSI's software is designed to enable Anritsu to manage, monitor, and automate their measurement instruments more easily.

"Our new measurement products, based on TCSI's object-oriented technology, will enable Anritsu to develop new management systems quickly and deliver to market faster than before, a packaged solution for multi-vendor telecom systems," said Koji Shoji, general manager, measuring instruments division of Anritsu Corporation.

"As a leader in a highly competitive and dynamic marketplace, Anritsu has demonstrated a high degree of confidence in TCSI's software solutions," said Ram Banin, president of TCSI. "TCSI's new relationship with Anritsu serves as a milestone in our effort to continue the expansion of our Pacific Rim customer base."

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About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A pioneer in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

TCSI Corporation Products and Services
TCSI provides integrated products and services to many of the world's largest and most successful telecom companies. TCSI's SolutionSuites are integrated packages of applications to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks. SolutionCore, TCSI's industry leading application environment, enables the rapid development and deployment of advanced element, network, and service management systems. TCSI also offers a full range of Professional Services including consulting, customized development, deployment, maintenance, and training to complement all products.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include the timing of significant customer orders, the relative proportion of services and software licensing fees, and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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